Trade and Other Payables (Tables)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Summary of Trade and Other Payables

	2018 €m	2017 €m
Current
Trade payables	2,453	2,304
Construction contract-related payables (i)	218	217
Deferred and contingent acquisition consideration (ii)	48	167
Accruals and other payables	1,887	1,802
Amounts payable to equity accounted investments	3	44
Total	4,609	4,534

Non-current
Other payables	181	128
Deferred and contingent acquisition consideration (ii)	291	98
Total	472	226

(i)

Construction contract-related payables include billings in excess of revenue, together with advances received from customers in respect of work to be performed under construction contracts and foreseeable losses thereon. €192 million was recognised in the Consolidated Income Statement during 2018 which was included in the contract-related payables balance in the prior year.

Summary of Movement in Deferred and Contingent Consideration
(ii)

The fair value of total contingent consideration is €220 million (2017: €118 million), (Level 3 input in the fair value hierarchy) and deferred consideration is €119 million (2017: €147 million). On an undiscounted basis, the corresponding future payments relating to contingent consideration, for which the Group may be liable, ranges from €263 million to €396 million. This is based on a range of estimated potential outcomes of the expected payment amounts. The movement in deferred and contingent consideration during the financial year was as follows:

	2018 €m	2017 €m
At 1 January	265	301
Reclassified from*/(as) held for sale	2	(2)
Translation adjustment	19	(36)
Arising on acquisitions and investments during year (note 32)	103	45
Changes in estimate	(8)	3
Disposals	(2)	-
Paid during year	(55)	(53)
Discount unwinding	15	7
At 31 December	339	265

* Reflects amounts at 1 January 2018 relating to liabilities held for sale at 31 December 2017 which were subsequently divested in 2018. Refer to note 3 for further details.